PROJECT TASK STATEMENT

No. 3

BETWEEN

Battelle Energy Alliance, LLC
Management and Operating Contractor of the Idaho National Laboratory
(hereinafter "Contractor" or "BEA")

AND
Lightbridge Corporation
(hereinafter "Sponsor" or "Lightbridge")

10/16/2025

Safety Analysis Modeling Development and Support

This Project Task Statement (PTS) is under the authority and subject to all terms and conditions of Umbrella Strategic Partnership Project Agreement (SPP) No. [redacted].

A. PURPOSE

In response to a Request For Proposals from Lightbridge for [redacted] modeling work on their new helical cruciform fuel rod as fuel for a Pressurized Water Reactor (PWR) and Boiling Water Reactor (BWR), BEA will provide Safety Analysis codes, code development for Lightbridge Fuel, model development for Lightbridge Fuel and light water reactor applications, and analysis support to demonstrate provided codes and models.

B. SCOPE

Duration of PTS
The period of performance of this PTS is [redacted] from the effective date. The effective date of this Agreement shall be the later of (1) the date on which it is signed by the last of the Parties or (2) the date on which the Facility Contractor receives advance funding the Sponsor.

Technical Objectives
This proposal is also based on having some input files from older decks of 4-loop PWR, and a BWR that can be used as templates and revised to create the new model, but these input decks will still have to be qualified in order to be used for this work.

Tasks and Division of Responsibilities

Task 1 Safety Analysis Codes & Services Quality Assurance Plan

[redacted]

[redacted]

Task 2 System Transient Code Development

[redacted]

Task 3 Generic PWR Modeling & Analysis

[redacted]

Task 3.1 4-Loop Westinghouse PWR Base Input Model

[redacted]

Task 3.2 All Metal Fuel Modifications to PWR Base Deck

[redacted]

[redacted]

Task 3.3 High Code Frequency Component HCF All Metal Fuel Modifications to PWR Base Decks

[redacted]

Task 3.4 PWR Transient Analysis

[redacted]

Task 4 Generic BWR Modeling & Analysis

[redacted]

Task 4.1 GE BWR-4 Base Input Model

[redacted]

[redacted]

Task 4.2 All Metal Fuel Modifications to BWR Base Deck

[redacted]

Task 4.3 HCF All Metal Fuel Modifications to BWR Base Decks

[redacted]

Task 4.4 BWR Transient Analysis

[redacted]

Task 5 Meetings & Reports

Task 5.1 Monthly Progress Reports

[redacted]

[redacted]

Task 5.2 Informal Progress Reports

[redacted]

Task 5.3 Completion Reports

[redacted]

Task 5.4 Update Code Manuals

[redacted]

Task 6 On Call Support

[redacted]

Task7 Statistical Analysis

[redacted]

[redacted]

- Detailed Table of Tasks

Task No.	Task	Contractor Role/Responsibilities	Sponsor's Role	Comment
1	[redacted]	[redacted]	[redacted]	
2	[redacted]	[redacted]	[redacted]	
3.1	[redacted]	[redacted]	[redacted]	[redacted]

Task No.	Task	Contractor Role/Responsibilities	Sponsor's Role	Comment
3.2	[redacted]	[redacted]		
3.3	[redacted]	[redacted]		
3.4	[redacted]	[redacted]		
4.1	[redacted]	[redacted]		

Task No.	Task	Contractor Role/Responsibilities	Sponsor's Role	Comment
		[redacted]		
4.2	[redacted]			
4.3	[redacted]			
4.4	[redacted]			

Task No.	Task	Contractor Role/Responsibilities	Sponsor's Role	Comment
5.1	[redacted]			
5.2	[redacted]			
5.3	[redacted]			
5.4	[redacted]			
6	[redacted]			

Task No.	Task	Contractor Role/Responsibilities	Sponsor's Role	Comment
	[redacted]			
7	[redacted]			

Hold Points

Task No.	Do not proceed to:	[redacted]
1	Any other tasks	[redacted]
2	3.3, 3.4, 4.3, OR 4.4	[redacted]
3.1	3.2, 3.3, OR 3.4	[redacted]
3.4	4.1, OR 7	[redacted]

C. GENERAL ASSUMPTIONS

- Adequate expertise is available to support the activities within the project execution period.
- BEA approves Lightbridge access to [redacted], and any other relevant codes necessary for full execution of the entire PTS
- Lightbridge reserves the right to terminate all tasks related to BWR modeling and analysis due to non-technical reasons
- Unless otherwise directed, BEA interprets "engineering notebooks" as formalized engineering calculation and analysis reports (ECARs) which have been reviewed through standard BEA engineering processes documented in the QIP.
- BEA estimates approximately [redacted] months of work for the tasks listed in the table above. This assumes that some tasks can be performed in parallel (e.g., BWR and PWR analyses). If work has to be done serially, then project durations will be extended.

D. TECHNICAL CONTACTS

For Contractor:

[redacted]

For Sponsor:

[redacted]

E. PROJECT MANAGEMENT CONTACTS

For Contractor:

[redacted]

For Sponsor:

[redacted]

F. COSTS

1. The Contractor estimated cost for the work to be performed under this Agreement is $3,506,339.00.
2. The Contractor has no obligation to continue or complete performance of the work at a cost in excess of its estimate cost, including any subsequent amendment.
3. The Contractor agrees to provide at least 30 days' notice to the Sponsor if the actual cost to complete performance will exceed its estimated cost.

Payment Terms:

[redacted]

The Sponsor shall pay the Contractor as follows:

A. Advance Payment. [redacted]

B. Monthly Payments. [redacted]

G. FINANCIAL AND PROJECT PERFORMANCE REPORTING

BEA will provide monthly cost and schedule data outputs from BEA standard project reporting tools to Sponsor after each end of fiscal year (FY) month processing. A minimum subset of data should include Schedule and Cost Performance Indices, a standard Cost Performance Report with performance measurement baseline (PMB) curve to include EAC/ETC data as well as any variances & associated descriptions/ corrective action plans (this is typically called a "format 5 VAR" or agreed equivalent). Reporting detail shall be provided at the same work break down structure (WBS) level as agreed upon in the project schedule and cost estimate developed by BEA in support of this PTS.

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[*Signature Page Follows*]

IN WITNESS WHEREOF, the Parties hereto have executed this Project Task Statement by their authorized representatives on the dates shown below.

BATTELLE ENERGY ALLIANCE, LLC:		**LIGHTBRIDGE CORPORATION:**	
Name:	[redacted]	Name:	Andrey Mushakov
Title		Title	Executive Vice President, Nuclear Ops.
Date:	November 13, 2025	Date:	December 9, 2025
Signature:	[redacted]	Signature:	[redacted]